                                                                     EXHIBIT 10h


                                                ISSUED TO: _____________________








                         INDUSTRIAL IMAGING CORPORATION









                              SUBSCRIPTION BOOKLET



           In the event you decide not to participate in this offering please return the Information Statement, the Confidential Overview of Bridge Financing and the Subscription Agreement to the Company.









                                January 15, 1997

                            SUBSCRIPTION INSTRUCTIONS

                             (Please Read Carefully)

         NO PERSON WILL BE ACCEPTED AS A SUBSCRIBER PRIOR TO A CLOSING OF THE OFFERING. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE SUBSCRIBER LESS THAN THE AMOUNT SUBSCRIBED FOR BY SUCH SUBSCRIBER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MUST NOT BE RELIED UPON.

I. THIS SUBSCRIPTION BOOKLET CONTAINS MATERIAL NECESSARY FOR YOU TO PURCHASE ONE OR MORE UNITS, EACH UNIT CONSISTING OF ONE SUBORDINATED PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $50,000 AND 14,700 SHARES OF COMMON STOCK. THIS MATERIAL IS ARRANGED IN THE FOLLOWING ORDER:

         A.    Overview of Bridge Financing;

         B.    Subscription Agreement;

         C.    Questionnaire for an INDIVIDUAL Subscriber;

         D.    The Promissory Note

         The respective Questionnaires are designed to allow you to demonstrate that you meet the minimum legal requirements relating to your subscription.

II. EACH SUBSCRIBER MUST READ AND COMPLETE THE SUBSCRIPTION AGREEMENT AND ONE OF THE FIVE QUESTIONNAIRES. THE QUESTIONNAIRE AND THE SUBSCRIPTION AGREEMENT CONTAIN REPRESENTATIONS RELATING TO YOUR SUBSCRIPTION.

         Once you have completed the Subscription Agreement and the appropriate Questionnaire, please return the entire Subscription Agreement and any additional required documents (as described in the Questionnaire) to O'Connor, Broude & Aronson at the address set forth below in Section IV. FAILURE TO COMPLY WITH THE ABOVE INSTRUCTIONS WILL CONSTITUTE AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, WILL RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST. EVEN IF CORRECTED, THE DELAY MAY RESULT IN (1) THE ACCEPTANCE OF ANOTHER SUBSCRIBER WHOSE SUBSCRIPTION AGREEMENT WAS INITIALLY RECEIVED BY O'CONNOR, BROUDE & ARONSON AFTER YOURS OR (2) THE OFFERING BEING CLOSED WITHOUT YOUR SUBSCRIPTION REQUEST BEING CONSIDERED BY THE COMPANY.

III. ENCLOSE A CERTIFIED OR BANK CHECK PAYABLE TO THE ORDER OF "O'CONNOR, BROUDE & ARONSON - CLIENT FUND ACCOUNT FOR INDUSTRIAL IMAGING CORPORATION" IN THE AMOUNT OF THE PAYMENT DUE UPON SUBSCRIPTION.

                                       or

         WIRE  TRANSFER  THE  AMOUNT OF THE  PAYMENT  DUE UPON  SUBSCRIPTION  AS
FOLLOWS:

               Cambridge Trust Company, 1336 Massachusetts Avenue, Cambridge, Massachusetts, ABA number 011300595, for deposit to O'Connor, Broude & Aronson Client Fund Account, number 57-240-3-01, in favor of "Industrial Imaging Corporation."

         PLEASE CONTACT STEVEN J. CAGNETTA, ESQUIRE, AT O'CONNOR, BROUDE & ARONSON AT (617) 890-6600 BEFORE INITIATING THE WIRE TRANSFER.

IV.      SEND ALL COMPLETED DOCUMENTS AND YOUR CHECK TO THE FOLLOWING ADDRESS:

               O'Connor, Broude & Aronson
               Bay Colony Corporate Center
               950 Winter Street, Suite 2300
               Waltham, Massachusetts 02154
               Attention: Marguerite J. Hill, Esquire

V.       QUESTIONS REGARDING COMPLETION OF SUBSCRIPTION DOCUMENTS SHOULD BE
         DIRECTED TO:

               O'Connor, Broude & Aronson
               Bay Colony Corporate Center
               950 Winter Street, Suite 2300
               Waltham, Massachusetts 02154
               Attention: Marguerite J. Hill, Esquire or
                          Steven J. Cagnetta, Esquire
               Telephone: (617) 890-6600



               PLEASE PRINT IN INK OR TYPE ALL INFORMATION

                             SUBSCRIPTION AGREEMENT

                      LIMITED OFFERING OF INVESTMENT UNITS
                        OF INDUSTRIAL IMAGING CORPORATION

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SECURITIES MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE INFORMATION CONTAINED IN THIS AGREEMENT DOES NOT PURPORT TO BE ALL INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PROSPECTIVE SUBSCRIBER MAY DESIRE IN INVESTIGATING THE COMPANY. EACH SUBSCRIBER MUST RELY ON THE SUBSCRIBER'S OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES. SEE "RISK FACTORS" CONTAINED IN THE INFORMATION STATEMENT FOR A DISCUSSION OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED IN CONNECTION WITH THE PURCHASE OF THE SECURITIES.

         THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

         EXCEPT AS OTHERWISE INDICATED, THIS AGREEMENT SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS AGREEMENT IN CONNECTION WITH THE OFFERING MADE HEREBY, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE PLACEMENT AGENT. EACH SUBSCRIBER WILL BE ENTITLED TO RELY SOLELY ON THOSE REPRESENTATIONS

AND WARRANTIES WHICH MAY BE MADE TO IT IN ANY FINAL SUBSCRIPTION AGREEMENT RELATING TO THE SECURITIES.

         PROSPECTIVE SUBSCRIBERS ARE NOT TO CONSTRUE THE CONTENTS OF THIS AGREEMENT AS LEGAL ADVICE. EACH SUBSCRIBER SHOULD CONSULT THEIR OWN ATTORNEY OR BUSINESS ADVISOR AS TO THE LEGAL, TAX AND OTHER CONSIDERATIONS RELATING TO AN INVESTMENT IN THE SECURITIES.

         OFFERS AND SALES WILL ONLY BE MADE TO PERSONS WHOM THE COMPANY BELIEVES TO BE "ACCREDITED INVESTORS" AS DEFINED IN REGULATION D, PROMULGATED UNDER THE ACT WHO, EITHER ALONE OR WITH SUCH SUBSCRIBER REPRESENTATIVE, HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT SUCH SUBSCRIBER IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE PROSPECTIVE INVESTMENT. IT IS EXPECTED THAT SUCH SECURITIES WOULD BE EXEMPT FROM REGISTRATION UNDER THE ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 4(2) OF THE ACT AND RULE 506 UNDER REGULATION D.

         A SUBSCRIBER'S INVESTMENT IN THE SECURITIES PROPOSED UNDER THE TERMS OF THIS OFFERING WILL BE SUBJECT TO CERTAIN RESTRICTIONS AS DESCRIBED MORE FULLY IN THE TERMS OF THE OFFERING AND THE SUBSCRIPTION AGREEMENT. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS MUST EXPECT TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

         THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY.

         CERTAIN PROVISIONS OF VARIOUS OF DOCUMENTS ARE SUMMARIZED IN THIS AGREEMENT BUT PROSPECTIVE SUBSCRIBERS SHOULD NOT ASSUME THAT THESE SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO TEXT OF THE ORIGINAL DOCUMENT WHICH WILL BE MADE AVAILABLE TO PROSPECTIVE SUBSCRIBERS BY THE COMPANY UPON REQUEST.

         BY ACCEPTANCE OF THIS AGREEMENT, PROSPECTIVE SUBSCRIBERS RECOGNIZE AND ACCEPT THE NEED TO CONDUCT THEIR OWN THOROUGH INVESTIGATION AND DUE DILIGENCE BEFORE CONSIDERING PURCHASING THE SECURITIES OFFERED HEREBY.

                            STATE SECURITIES NOTICES

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                            FOR CONNECTICUT RESIDENTS

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER SECTION 36B-21 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                              FOR FLORIDA RESIDENTS

         THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER
SECTION 517.061 OF THE FLORIDA SECURITIES ACT AND HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA.

                         INDUSTRIAL IMAGING CORPORATION

                             SUBSCRIPTION AGREEMENT

                      PRIVATE OFFERING OF UNITS CONSISTING
                        OF SUBORDINATED PROMISSORY NOTES
                           AND SHARES OF COMMON STOCK

         SUBSCRIPTION AGREEMENT made as of the date set forth below between Industrial Imaging Corporation, a publicly held Delaware corporation with its principal offices at One Research Center, 847 Rogers Street, Lowell, Massachusetts 01852 (the "Company") and the undersigned (the "Subscriber").

         WHEREAS, the Company desires to issue an aggregate of up to $150,000 of investment units (the "Investment Units"), each Investment Unit consisting of a two year, 10% Subordinated Promissory Note in the principal amount of $50,000 (the "Notes") and 14,700 shares of Common Stock (the "Shares"), on the terms and conditions hereinafter set forth and the Subscriber desires to acquire the amount of Investment Units set forth herein (the "Offering").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1.   SUBSCRIPTION FOR INVESTMENT UNITS.

              1.1 SUBSCRIPTION. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such Investment Units as is set forth in Section 1.4(a) below at a purchase price equal to $50,000 per Investment Unit (the "Purchase Price") and the Company agrees to sell such Investment Units to the Subscriber for said Purchase Price. Except as provided under state securities laws, this Subscription Agreement is irrevocable, provided that the undersigned's obligations hereunder will terminate if this subscription is not accepted by the Company by the Termination Date, as hereinafter defined.

              Funds will be paid to the Company in accordance with the closing provisions set forth herein and pursuant to the terms of the Company's Confidential Overview of Bridge Financing dated as of January 15, 1997 (the "Overview of Financing"). The Company reserves the unrestricted right to accept subscriptions for a fraction of an Investment Unit or reject any subscription, notwithstanding prior receipt by the Subscriber of notice of acceptance. The Company may, in its discretion, increase the size of the Offering. If this subscription is accepted in part and all other conditions are satisfied, any amounts that have been tendered in excess of the payment for the Investment Units allocated to the Subscriber will be returned without interest to the Subscriber.

              1.2 VALIDITY OF DOCUMENTS. The Company and the Escrow Agent may rely, and shall be protected in acting, upon any papers or other documents that may be submitted to either of them in connection with the Investment Units and which are believed by them to be genuine and to have been signed or presented by the proper party or parties, and neither the Company nor the Escrow Agent shall have any liability or responsibility with respect to the form, execution, or validity thereof.

              1.3 PURCHASE PRICE. The Purchase Price is payable by (i) wire transfer, or (ii) certified or bank check made payable to the "O'Connor, Broude & Aronson - Client Fund Account for Industrial Imaging Corporation" contemporaneously with the execution and delivery of this Subscription Agreement.

              The Purchase Price of the Investment Units shall be determined as follows:

              (a)   Purchase Price of Each Investment Unit          $ 50,000

              (b)   Number of Investment Units subscribed for:             3
                                                                    --------

              (c)   Total Purchase Price
                    (the amount in (a) multiplied
                    by the amount in (b))                           $150,000
                                                                    --------

              1.4 USE OF PROCEEDS. Upon acceptance of this Subscription Agreement by the Company, the Company may use such funds for working capital and general corporate purposes, including reduction of trade payables and a $100,000 promissory note.

         2.   CONSUMMATION OF OFFERING OF INVESTMENT UNITS.

              2.1 CLOSING DATE. The Company expects to hold one or more closings (the "Closing") of this Offering, with the first Closing expected to be held on January 16, 1997 and the final Closing being held on the Termination Date (as hereinafter defined). This Offering of Investment Units shall terminate upon the earlier of (i) the Company selling an aggregate of $150,000 in Investment Units or (ii) January 31, 1997, unless extended or earlier terminated by the Company in its sole discretion ((i) or (ii) is referred to as the "Termination Date").

              2.2 DELIVERY. Within fifteen (15) days following the Closing, the Company will use its best efforts to deliver to each Subscriber a certificate or certificates, in such denominations and registered in such name or names as each Subscriber may designate by notice to the Company, representing the Shares purchased by each Subscriber from the Company. Prior to the Closing, each Subscriber shall have delivered to the Company payment of the Purchase Price therefor by certified check or wire transfer to such Company account as the Company shall designate. If, at the Closing, any of the Subscribers shall have failed to tender the Purchase Price for the Investment Units to be purchased by such Subscriber at the Closing or any of the conditions specified herein shall not have been fulfilled to the satisfaction of the Company, the Company shall, at its election, be relieved of all of its obligations under this Agreement to such Subscriber. The Company shall be under no obligation to accept this offer and to close this transaction until the Closing.

              2.3 FURTHER UNDERTAKINGS BY SUBSCRIBERS. Each Subscriber undertakes to execute and deliver to the Company, within five (5) days after receipt of the Company's request therefor, such further designations, authorizations, and other instruments as the Company deems necessary or appropriate to carry out the provisions of this Agreement.

              2.4 DISCRETION TO USE FUNDS. The Company shall be entitled to use the funds received from the sale of the Investment Units immediately upon its acceptance of the subscription contemplated herein. No minimum amount of Investment Units shall be required to be sold (i) by the Company in the Offering, or (ii) before a Closing occurs.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Subscriber as follows:

              3.1 DUE ORGANIZATION. It is a corporation duly organized, validly existing, and in good corporate standing under the laws of the State of Delaware.

              3.2 SALE OF SECURITIES. The Notes and Shares included in each Investment Unit will be duly authorized and enforceable.

         4. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber hereby represents and warrants as follows:

              4.1 RELIANCE ON REPRESENTATIONS AND WARRANTIES. The Subscriber acknowledges that the Company is offering the Investment Units in reliance upon the representations, warranties, and other information set forth by the Subscriber. The Subscriber undertakes to notify the Company immediately of any changes in any of the representations, warranties, and other information contained herein.

              4.2 SUBSCRIBER'S AUTHORITY. The Subscriber represents that he has full legal power and authority to enter into this Agreement and to purchase the Investment Units.

              4.3 RISKS ASSOCIATED WITH OFFERING. The Subscriber recognizes that the purchase of the Investment Units involves a high degree of risk in that
(i) he may not be able to liquidate his investment; (ii) transferability is extremely limited; and (iii) in the event of a disposition, he could sustain the loss of his entire investment. In addition, the Subscriber recognizes additional risks, including, but not limited to, those set forth in the Overview of

Financing and the Information Statement of the Company, dated as of November 14, 1996 (the "Information Statement"), which risks the Subscriber has carefully read and considered.

              4.4 INVESTMENT REPRESENTATIONS. The Subscriber represents that he is acquiring the Investment Units hereunder for his own account and not with a view to reselling or otherwise distributing such securities in violation of any Federal or state securities laws and understands and agrees that the securities to be issued hereunder are restricted on transfer and must be held unless (i) they are registered under the Securities Act of 1933, as amended, (the "Act") or (ii) an exemption from registration is available, and the Company has received an opinion of counsel, in form and substance satisfactory to it, to such effect. There can be no assurance that the Company will make available to the public at any time in the future information necessary to enable security holders to make routine sales of securities pursuant to Rule 144 under the Act.

              4.5 SOPHISTICATION AND ABILITY TO RISK LOSS OF INVESTMENT. The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective subscribers in connection with the Offering and to evaluate the merits and risks of such an investment on his behalf; that he recognizes the highly speculative nature of this investment; that a noteholder, including the Subscriber, may not at any time demand the withdrawal of capital from the Company; and that he is able to bear the economic risk he hereby assumes, namely, of holding the Investment Units for an indefinite period of time and of losing his entire investment. The Subscriber represents that his overall commitment to investments that are not readily marketable is not excessive in view of his net worth and financial circumstances and the purchase of the Investment Units will not cause such commitment to become excessive, and that the investment is a suitable one for the Subscriber.

              4.6 ACCESS TO INFORMATION. The Subscriber acknowledges receipt of the Overview of Financing and the Information Statement, which contains certain audited and unaudited financial statements of the Company. The Subscriber hereby represents and acknowledges that he has carefully read the Overview of Financing and Information Statement furnished by the Company during the course of this transaction and all additional information regarding the Company that he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and that he has received any additional information that he has requested. The Subscriber further represents and acknowledges that because certain of the financial statements and financial information included in the Information Statement are unaudited, that such statements and information are subject to change and that the final financial statements may report the Company's results of operations for and financial condition as of the respective dates of such statements to be less than and/or worse than the financial statements provided.

              4.7 FINDINGS OR RECOMMENDATIONS. The Subscriber is aware that neither the Securities and Exchange Commission (the "SEC") nor the Attorney General of the State of Delaware nor any other federal or state agency has made any findings or determination as to the fairness of the Investment Units, nor has any recommendation or any endorsement of the Investment Units has been made and the Investment Units offered are not registered under federal, Delaware or any other state law and the securities are restricted securities within the meaning of the U.S. federal securities laws because of the Company's representations that this is intended to be a non-public offering pursuant to
Section 4(2) and/or 4(6) of the Act.

              4.8 REGISTRATION EXEMPTION. The Subscriber understands that the Investment Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC's position, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which the exemption is not available.

              4.9 LIMITED AND NO PUBLIC MARKET FOR SECURITIES. The Subscriber understands that no public market for the Notes exists and no public market can be expected to develop for the Notes. The Company's Common Stock trades on the NASDAQ System. The Subscriber understands that trading of the Company's Common Stock has been limited and no assurance can be given that an active public trading market for the Common Stock will develop, or if developed, be sustained. The Subscriber understands that it may not be possible to liquidate an investment in the Investment Units on an emergency basis. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, if required as one of the conditions of the availability of any exemption. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Investment Units under the Act.

              4.10 LEGENDS. The Subscriber consents to the placement of any legends required by state securities laws and of a legend, in a form satisfactory to the Company's counsel, on any certificate or other document evidencing the Notes or the Shares indicating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.

              4.11 UNREGISTERED SECURITIES. The Subscriber understands that the Notes and the Shares are not registered under the Act, or the securities laws of any state, and that the Company is under no obligation to so register them. As such, the Notes and the Shares will be considered "restricted securities" and may not be transferred unless registered under the Act or an exemption under the Act and the relevant state securities laws is available. The Company may, if it desires, permit the transfer out of the Subscriber's name of the Investment Units only if the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, the "Securities Laws"). The Subscriber agrees to indemnify, and hold the Company and its directors, officers, and controlling persons and their respective heirs, representatives, successors, and assigns harmless and to indemnify them against all liabilities, costs, and expenses incurred by them as a result of any misrepresentation made by Subscriber contained herein or in the Confidential Subscriber Questionnaire (attached hereto and made a part hereof) or material breach of an agreement or representation made by the Subscriber herein or any sale or distribution by the Subscriber in violation of any Securities Laws.

              4.12 DECISION TO INVEST. In making his decision to purchase the Investment Units herein subscribed for, the Subscriber is not relying on any representations or warranties from the Company or any of its officers, directors, affiliates, employees or agents, other than the information provided by the Company to him in this Offering. In addition, the Subscriber represents that he is not purchasing any Investment Units as a result of or subsequent to
(i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or
(ii) any seminar or meeting whose attendees, including the Subscriber, were invited as a result of, subsequent to, or pursuant to, any general solicitation.

              4.13 NO PROTECTION OF SUBSCRIBER'S INTERESTS. The Subscriber has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Subscriber. Although the Company has retained its own counsel, neither such firm nor any other firm has acted on behalf of the Subscriber, and any Subscriber of the Investment Units offered hereby should not rely on the firm so retained by the Company with respect to any matters herein described.

              4.14 SUBSCRIBER'S FINANCIAL CONDITION. The Subscriber has completed the accompanying confidential Subscriber Questionnaire and has delivered it herewith and represents and warrants that it accurately sets forth his financial condition on the date hereof. The Subscriber has no reason to expect there will be any material adverse change in his financial condition and will immediately advise the Company of any such changes occurring prior to any Closing or termination of the Offering.

              4.15 NO REPRESENTATIONS ON COMPANY'S RESULTS OF OPERATIONS. There has never been represented, guaranteed, or warranted to the Subscriber by any broker, the Company, its officers, directors, agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

              4.16 NO BROKERAGE COMMISSIONS. The Subscriber represents the he has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent).

              4.17 ENTITY ORGANIZATION AND AUTHORITY. The Subscriber represents that if the Subscriber is a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity, such entity was not formed for the specific purpose of acquiring the Investment Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in, a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Investment Units. The Subscriber also represents that (i) the execution and delivery of this Agreement has been duly authorized by all necessary action; (ii) this Agreement has been duly executed and delivered on behalf of such entity; and (iii) is a legal, valid and binding obligation of such entity.

              4.18 REPRESENTATIVE OR FIDUCIARY CAPACITY. The Subscriber warrants that if he is executing this Agreement in a representative or fiduciary capacity, he has full power and authority to execute and deliver this Agreement in such a capacity and on behalf of the subscribing individual, ward, partnership, trust estate, corporation or other entity for whom the Subscriber is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and this Agreement constitutes a legal, valid and binding obligation of such entity.

              4.19 REVIEW OF SUBSCRIPTION AGREEMENT. The Subscriber understands that the Company will review this Agreement and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed and understood that the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering at any time.

         5.   REGISTRATION OF SHARES.

              5.1   REGISTRATION RIGHTS.

                    (a) At any time within nine (9) months after the closing of an underwritten public offering in which the Company raises gross proceeds of at least $4,000,000 and provided that the Company is eligible to use a Form S-3 registration statement, the Company will use its best reasonable efforts to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 (or any successor form) relating to the Shares sold in this Offering. Other selling security holders may participate in this registration at the sole option of the Company. In addition, the Company may, in its sole discretion, at any time and after notice to the Subscribers, elect to register all of such Shares on a Form SB-2 or Form S-3 (or other appropriate form) in connection with any other registration statement or on a stand-alone basis.

                    (b) If permitted by applicable law and regulation, the Company at the request of the holders owning a majority of the Shares, shall file such amendments and/or supplements to such registration statement, and, subject to this Section 5 hereof, take such other steps as may be required to maintain such registration statement in effect, and to keep the information therein current, until the earlier of the sale of all of the Shares included in the registration statement or the expiration of nine (9) months from the effective date of such registration statement.

                    (c) The Company will use its reasonable efforts to furnish to the security holders participating in such registration (the "Selling Security Holders") and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                    (d) In connection with any registration statement referred to in Section 6 of this Agreement, Subscriber will furnish to the Company such information as the Company may reasonably require from the Subscriber for inclusion in the registration statement (and the prospectus included therein).

                    (e) The Company's obligations under this Agreement shall be conditioned upon the Subscriber executing and delivering to the Company an appropriate agreement, if necessary in the reasonable opinion of counsel to the Company, in form reasonably satisfactory to counsel for the Company, that it will comply with all anti-stabilization, manipulation, and similar provisions of
Section 10 of the 1934 Act, and any rules promulgated thereunder and will furnish to the Company information about sales made in such public offering.

                    (f) The Company, at its expense, shall cause all of the Shares included in a registration statement referred to in Section 5 hereof to be qualified under the laws of such reasonable number of jurisdictions, as the Company may reasonably designate, and the Company will continue such qualification in effect for such period of time not to exceed nine (9) months from the effective date of the registration statement referred to in Section 5 which relates to such Shares, provided, however, that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified.

                    (g) The Company shall not be required to effect any registration within three months after the effective date of any other underwritten registration statement of the Company. The Company shall have the right to designate the managing underwriter in respect of a public offering pursuant to this Section 5.1.

                    (h) If at the time the Company is registering the Shares pursuant to this subsection 5.1, the Company is engaged or has fixed demonstrable plans to engage within ninety (90) days of the time of the request in an underwritten public offering (other than on a Form S-4 or S-8) as to which the holders may include Common Stock pursuant to subsection 5.1 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the registration to the material detriment of the Company, then the Company may, at its option (i) refuse to register the Shares or (ii) direct that if the managing underwriter agrees and the Company effectuates the registration, the holders of the Shares shall agree not to publicly sell such registered Shares for such period of time as requested by the underwriter managing the public offering or by the Company's Board of Directors.

              5.2   EXPENSES.

                    (a)  With respect to the registration right granted in
Section 5.1 hereof, all fees, costs and expenses of an incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that any Selling Security Holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes, if any.

                    (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 5.2(a) above). Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the Selling Security Holders.

         6.   MISCELLANEOUS

              6.1 NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, One Lowell Research Center, 847 Rogers Street, Lowell, Massachusetts 01852, Attention: Juan J. Amodei, Ph.D., President, with a copy to O'Connor, Broude & Aronson, 950 Winter Street, Suite 2300, Waltham, Massachusetts 02154,
Attention: Marguerite J. Hill, Esquire, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

              6.2 MODIFICATIONS. This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

              6.3 BINDING EFFECT; ENTIRE AGREEMENT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors, and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements, and understandings of any and every nature among them.

              6.4 GOVERNING LAW. This Subscription Agreement and its validity, construction and performance shall be governed in all respects by the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws principles. Subscriber agrees that any disputes arising with respect to or in connection with this Agreement shall be finally decided in accordance with the rules of arbitration.

              6.5 USE OF SPEECH. All pronouns contained herein and any variations thereof, shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

              6.6 HEADINGS. Headings contained in this Agreement are only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provisions hereof.

              6.7 UNENFORCEABILITY. If any provision of this Agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, to the maximum extent permissible, such provision shall be deemed amended to conform to applicable laws so as to be materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

              6.8 ASSIGNMENT. The Subscribers may not assign this Agreement or its rights hereunder without the Company's written consent.

              6.9 MULTIPLE SUBSCRIBERS. If more than one person is signing this Agreement, each representation, warranty, and undertaking stated herein shall be the joint and several representation, warranty, and undertaking of each such person. Notwithstanding the foregoing, no Subscriber shall be liable with respect to any representation, warranty or undertaking of any other Subscriber who signed a separate Subscription Agreement. The Subscribers understand the meaning and legal consequences of the representations and warranties contained in this Agreement.

              6.10 SUBMISSION TO JURISDICTION. Each of the parties submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Massachusetts, in any action or proceeding arising out of or relating to this Agreement and offering and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

              6.11 BLUE SKY QUALIFICATION. The right to purchase Investment Units under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Investment Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

              6.12 CONFIDENTIALITY. The Subscriber acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

              6.13 SURVIVAL. The Subscriber's representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and of the Investment Units.

              6.14 EXPENSES. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

              6.15 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document binding all parties, notwithstanding that all parties are not signatories to the same counterpart. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Investment Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of this ___ day of January, 1997.


                                               By: ____________________________


                                               ________________________________
                                               Street Address

                                               ________________________________
                                               City, State, Zip Code

ACCEPTED:

INDUSTRIAL IMAGING CORPORATION



By: __________________________
    Juan J. Amodei, Ph.D.
    President

Date: ________________________

IMPORTANT:                             Subscriber Name: ________________________
Please Complete                        Booklet No.:


                       INDIVIDUAL SUBSCRIBER QUESTIONNAIRE

                         INDUSTRIAL IMAGING CORPORATION

Industrial Imaging Corporation
One Lowell Research Center
847 Rogers Street
Lowell, Massachusetts  01852

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase Investment Units of Industrial Imaging Corporation (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

         IF YOU ARE PURCHASING INVESTMENT UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).

         IF YOU ARE PURCHASING INVESTMENT UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-1 to A-5 and return both completed questionnaires to the Company in the same envelope.

I.       PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF INVESTMENT UNITS

         ___  Individual

         ___  Joint Tenants (rights of survivorship)

         ___  Tenants in Common (no rights of survivorship)

II.      PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO YOU

         ___ 1. I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

         ___ 2. I have had an individual income* in excess of $200,000 in each of the two most recent years and I reasonably expect an individual income in excess of $200,000 for the current year.
                  NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

         ___ 3. My spouse and I have had a joint income* in excess of $300,000 in each of the two most recent years and I reasonably expect a joint income in excess of $300,000 for the current year.

III.     OTHER CERTIFICATIONS

         By signing the Signature Page, I certify the following (or, if I am purchasing Investment Units with my spouse as co-owner, each of us certifies the following):

         (a)  that I am at least 21 years of age;

         (b) that my purchase of Investment Units will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

         (c) that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (d)  that one of the following is true and correct (check one):

              Spouse, if
Subscriber    Co-Owner
----------    ----------
___           ___  (i)    I am a United States citizen or resident of the United
                          States for United States federal income tax purposes.

___           ___  (ii)   I am neither a United States citizen nor a resident of
                          the United States for United States federal income tax purposes.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, a subscriber should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IV.      GENERAL INFORMATION

         (a)   PERSONAL INFORMATION.

SUBSCRIBER

Name: __________________________________________________________________________

________________________________________________________________________________

Social Security or Taxpayer Identification Number: _____________________________

________________________________________________________________________________

Residence Address: _____________________________________________________________
                   (Number and Street)


________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Residence Telephone Number: ____________________________________________________
                            (Area Code)             (Number)

Business Address: ______________________________________________________________
                  (Number and Street)


________________________________________________________________________________
(City)                               (State)                          (Zip Code)


Business Telephone Number: _____________________________________________________
                           (Area Code)              (Number)

I prefer to have correspondence sent to:  ____ Residence  ____ Business

SPOUSE, IF CO-OWNER

Name: __________________________________________________________________________

________________________________________________________________________________

Social Security or Taxpayer Identification Number: _____________________________

________________________________________________________________________________

Residence Address: _____________________________________________________________
                   (Number and Street)


________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Residence Telephone Number (if different
                            from Subscriber's):_________________________________
                                               (Area Code)             (Number)


Business Address: ______________________________________________________________
                  (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

________________________________________________________________________________


Business Telephone Number (if different
                            from Subscriber's):_________________________________
                                               (Area Code)             (Number)


I prefer to have correspondence sent to: ____ Residence ____ Business

V.       SIGNATURE

         The Signature Page to this Questionnaire is contained on page A-5, entitled Individual Signature Page.

                            INDIVIDUAL SIGNATURE PAGE

                         INDUSTRIAL IMAGING CORPORATION

         Your signature on this Individual Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone the Company (contact at 508-937-5400) immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.


______________________________________
Number of Investment Units applied for         Date: ___________________________


                                               _________________________________
                                               Name (Please Type or Print)


                                               _________________________________
                                               Signature


                                               _________________________________
                                               Name of Spouse if Co-Owner
                                                (Please Type or Print)


                                               _________________________________
                                               Signature of Spouse if Co-Owner


         IF YOU ARE PURCHASING INVESTMENT UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).

         IF YOU ARE PURCHASING INVESTMENT UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-1 to A-5 and return both completed questionnaires to the Company in the same envelope.

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:                             Subscriber Name: ________________________
Please Complete                        Booklet No.:


                               TRUST QUESTIONNAIRE

                         INDUSTRIAL IMAGING CORPORATION

Industrial Imaging Corporation
One Lowell Research Center
847 Rogers Street
Lowell, Massachusetts 01852


         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase Investment Units of Industrial Imaging Corporation (the "Company") may be accepted.

NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE ON PAGES E-1 TO E-4.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Investment Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.       PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE

___      1.   (a)   the TRUST has total assets in excess of $5,000,000; and

              (b) the TRUST was not formed for the specific purpose of acquiring the Investment Units;

              (c) the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Investment Units; and

              (d) the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Investment Units.

         2. The grantor of the TRUST may revoke the TRUST at any time; the grantor retains sole investment control over the assets of the trust AND

              (a) the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

              (b) the grantor is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year; or

              (c) the grantor is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

         IF YOU CHECKED STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 1, THE GRANTOR MUST PROVIDE A COMPLETED INDIVIDUAL SUBSCRIBER QUESTIONNAIRE (PAGES A-1 TO A-5) FOR EACH GRANTOR.

II.      OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the TRUST's purchase of the Investment Units will be solely for the TRUST's own account and not for the account of any other person;

         (b) that the TRUST's purchase of the Investment Units is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

         (c)  that the TRUST has not been established in connection with either
              (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;

         (d) that the TRUST's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (e)  that one of the following is true and correct (check one):

         ___  (i)   the TRUST is an estate or trust whose income from sources
                    outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

         ___  (ii)  the TRUST is an estate or trust whose income from sources outside the United States is not includable in its gross income for United States federal income taxes purposes regardless of its connection with a trade or business carried on in the United States.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, a subscriber should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

III.     GENERAL INFORMATION

         (a)  PROSPECTIVE SUBSCRIBER (THE TRUST)

Name: __________________________________________________________________________

Address: _______________________________________________________________________
                               (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Address for Correspondence (if different): _____________________________________

________________________________________________________________________________
                               (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Telephone Number: ______________________________________________________________
                              (Area Code)    (Number)

State in which Formed: _________________________________________________________

Date of Formation: _____________________________________________________________

Taxpayer Identification Number: ________________________________________________


         (b)  TRUSTEES WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF
              THE TRUST

Name(s) of Trustee(s): _________________________________________________________


IV.      ADDITIONAL INFORMATION

         A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE INVESTMENT UNITS. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

V.       SIGNATURE

         The Signature Page to this Questionnaire is contained on page B-5, entitled Trust Signature Page.

                              TRUST SIGNATURE PAGE

                         INDUSTRIAL IMAGING CORPORATION

         Your signature on this TRUST Signature Page evidences the agreement by the Trustee(s), on behalf of the TRUST, to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify the Company (contact at 508-937-5400) immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned Trustees hereby certify that they have read and understand this Subscription Agreement.

3. The undersigned TRUST hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the TRUST are duly authorized to acquire the Investment Units and sign this Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Investment Units and enter into this Subscription Agreement.


______________________________________
Number of Investment Units applied for    Date: ________________________________


                                          Title of Trust: ______________________
                                                         (Please Type or Print)

                                          By: __________________________________
                                              Signature of Trustee

                                          Name of Trustee: _____________________
                                                          (Please Type or Print)

                                          By: __________________________________
                                              Signature of Co-Trustee

                                          Name of
                                             Co-Trustee: _______________________
                                                         (Please Type or Print)

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:                             Subscriber Name: ________________________
Please Complete                        Booklet No.:


                            PARTNERSHIP QUESTIONNAIRE

                         INDUSTRIAL IMAGING CORPORATION

Industrial Imaging Corporation
One Lowell Research Center
847 Rogers Street
Lowell, Massachusetts 01852


         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase Investment Units of Industrial Imaging Corporation (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Investment Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws.

         Further, the undersigned PARTNERSHIP understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.       PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE PARTNERSHIP

___      1.    Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following conditions:

         (a) The partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

         (b) The partner is a natural person whose individual income* was in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year.

___      2.    Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

___      3.    The undersigned PARTNERSHIP: (a) was not formed for the specific purpose of acquiring the Investment Units; and (b) has total assets in excess of $5,000,000.

         IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH PARTNER MUST PROVIDE A COMPLETED INDIVIDUAL SUBSCRIBER QUESTIONNAIRE (PAGES A-1 TO A-5).

II.      OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the PARTNERSHIP's purchase of the Investment Units will be solely for the PARTNERSHIP's own account and not for the account of any other person;

         (b) that the PARTNERSHIP's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (c)   that one of the following is true and correct (check one):

         ___   (i)    the PARTNERSHIP is a partnership formed in or under the
                      laws of the United States or any political subdivision thereof.

         ___   (ii)   the PARTNERSHIP is not a partnership formed in or under
                      the laws of the United States or any political subdivision thereof.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, a subscriber should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

III.     GENERAL INFORMATION

         (a)   PROSPECTIVE SUBSCRIBER (THE PARTNERSHIP)

Name: __________________________________________________________________________

________________________________________________________________________________

Principal Place of Business: ___________________________________________________
                             (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Address for Correspondence
(if different): ________________________________________________________________
                (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Telephone Number: ______________________________________________________________
                            (Area Code)             (Number)

State in which Formed: _________________________________________________________

Date of Formation: _____________________________________________________________

Taxpayer Identification Number: ________________________________________________

Number of Partners: ____________________________________________________________


         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

                            Name: ______________________________________________


                            Position or Title: _________________________________


IV.      SIGNATURE

         The Signature Page to this Questionnaire is contained on page C-4, entitled Partnership Signature Page.

                           PARTNERSHIP SIGNATURE PAGE

                         INDUSTRIAL IMAGING CORPORATION

         Your signature on this PARTNERSHIP Signature Page evidences the agreement by the PARTNERSHIP to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned PARTNERSHIP represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify the Company (contact at 508-937-5400) immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned PARTNERSHIP hereby certifies that it has read and understands this Subscription Agreement.

3. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Investment Units and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Investment Units and enter into this Subscription Agreement.


______________________________________
Number of Investment Units applied for       Date: _____________________________


                                             ___________________________________
                                             Name of Partnership
                                             (Please Type or Print)



                                             ___________________________________
                                             Signature


                                             ___________________________________
                                             Name (Please Type or Print)

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:                             Subscriber Name: ________________________
Please Complete                        Booklet No.:


                            CORPORATION QUESTIONNAIRE

                         INDUSTRIAL IMAGING CORPORATION

Industrial Imaging Corporation
One Lowell Research Center
847 Rogers Street
Lowell, Massachusetts 01852


         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION's subscription to purchase Investment Units of Industrial Imaging Corporation (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Investment Shares is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws.

         Further, the undersigned CORPORATION understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.       PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE CORPORATION

___      1.    Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following two conditions:

         (a) The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

         (b) The shareholder is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year.

___      2.    Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 during the current year.

___      3.    The undersigned CORPORATION: (a) was not formed for the specific purpose of acquiring any Investment Units; and (b) has total assets in excess of $5,000,000.

         IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION 1 AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL SUBSCRIBER QUESTIONNAIRE (PAGES A-1 TO A-5).

II.      OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the CORPORATION's purchase of the Investment Units will be solely for the CORPORATION's own account and not for the account of any other person or entity;

         (b) that the CORPORATION's name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (c)   that one of the following is true and correct (check one):

         ___   (i)   the CORPORATION is a corporation organized in or under the laws of the United States or any political subdivision thereof.

         ___   (ii)  the CORPORATION is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE
                     INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE
                     UNDERSIGNED'S ELECTION MUST BE ATTACHED TO THIS
                     SUBSCRIPTION AGREEMENT IF THIS PROVISION IS APPLICABLE).

         ___   (iii) neither (i) nor (ii) above is true.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, a subscriber should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

III.     GENERAL INFORMATION

         (a)   PROSPECTIVE SUBSCRIBER (THE CORPORATION)

Name: __________________________________________________________________________

Principal Place of Business: ___________________________________________________
                             (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Address for Correspondence
(if different): ________________________________________________________________
                (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Telephone Number: ______________________________________________________________
                            (Area Code)             (Number)

State of Incorporation: ________________________________________________________

Date of Formation: _____________________________________________________________

________________________________________________________________________________

Taxpayer Identification Number: ________________________________________________

Number of Shareholders: ________________________________________________________

         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name: __________________________________________________________________________

________________________________________________________________________________

Position or Title: _____________________________________________________________

IV.      SIGNATURE

         The Signature Page to this Questionnaire is contained on page D-4, entitled Corporation Signature Page.

                           CORPORATION SIGNATURE PAGE

                         INDUSTRIAL IMAGING CORPORATION

         Your signature on this CORPORATION Signature Page evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned CORPORATION represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify the Company (contact at 508-937-5400) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement.

3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Investment Units and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Investment Units and enter into this Subscription Agreement.


______________________________________
Number of Investment Units applied for     Date: _______________________________


                                           _____________________________________
                                           Name of Corporation
                                           (Please Type or Print)

                                           By: _________________________________
                                               Signature

                                           Title: ______________________________
                                                  (Please Type or Print)

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:                             Subscriber Name: ________________________
Please Complete                        Booklet No.:



                          RETIREMENT PLAN QUESTIONNAIRE

                         INDUSTRIAL IMAGING CORPORATION

Industrial Imaging Corporation
One Lowell Research Center
847 Rogers Street
Lowell, Massachusetts 01852

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase Investment Units of Industrial Imaging Corporation (the "Company") may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Investment Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned RETIREMENT PLAN understands that the Offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.       PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE

___      1.    The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") and:

         (a) the investment decisions are made by a plan fiduciary as defined in Section 3(21) of ERISA that (i) is either a bank, insurance company or registered investment advisor or (ii) is a savings and loan association; or

         (b) The undersigned RETIREMENT PLAN has total assets in excess of $5,000,000; or

         (c) The undersigned RETIREMENT PLAN is self-directed, with investment decisions made solely by persons each of whom satisfies at least one of the following conditions:

               (i) such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

               (ii) such person had an individual income* in excess of $200,000 in each of the two most recent years and reasonably expects an individual income in excess of $200,000 in the current year; or

               (iii) such person together with his or her spouse, had a joint income* in excess of $300,000 in each of the two most recent years and reasonably expects a joint income in excess of $300,000 in the current year.

___      2.    The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan, Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

               (a) such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

               (b) such person had an individual income* in excess of $200,000 in each of the two most recent years and reasonably expects an individual income in excess of $200,000 in the current year; or

               (c) such person, together with his or her spouse, had a joint income* in excess of $300,000 in each of the two most recent years and reasonably expects a joint income in excess of $300,000 in the current year.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, a subscriber should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

         IF YOU CHECKED STATEMENT 1(c) OR STATEMENT 2 AND NOT STATEMENT 1(a) OR STATEMENT 1(B), YOU MUST PROVIDE A LETTER SIGNED BY A PERSON DULY AUTHORIZED BY THE RETIREMENT PLAN LISTING, AS APPLICABLE (I) THE NAMES OF THE PERSONS (OR ENTITIES) MAKING THE INVESTMENT DECISIONS, OR (II) THE NAMES OF ALL OF THE PARTICIPANTS IN THE PLAN AND THE REASON (UNDER STATEMENT 1(c) OR STATEMENT 2) SUCH PERSON (OR ENTITY), QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, JOINT INCOME OR OTHERWISE), OR EACH SUCH PERSON (OR ENTITY) MUST COMPLETE THE APPROPRIATE QUESTIONNAIRE (I.E. FOR AN INDIVIDUAL, TRUST, PARTNERSHIP OR CORPORATION).

II.      OTHER CERTIFICATIONS

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the RETIREMENT PLAN's purchase of the Investment Units will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity;

         (b) that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN.

         (c)   that one of the following is true and correct (check one):

         ___   (i)   the RETIREMENT PLAN is a retirement plan whose income from sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

         ___   (ii)  the RETIREMENT PLAN is a retirement plan whose income from sources outside the United States is not includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

III.     GENERAL INFORMATION

         (a)   PROSPECTIVE SUBSCRIBER (THE RETIREMENT PLAN)

Name: __________________________________________________________________________

Address: _______________________________________________________________________
        (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Address for Correspondence
(if different): ________________________________________________________________
                (Number and Street)

________________________________________________________________________________
(City)                               (State)                          (Zip Code)

Telephone Number: ______________________________________________________________
                            (Area Code)             (Number)

State in which Formed: _________________________________________________________

Date of Formation: _____________________________________________________________

Taxpayer Identification Number: ________________________________________________


         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN

Name: __________________________________________________________________________

________________________________________________________________________________

Position or Title: _____________________________________________________________


IV.      ADDITIONAL INFORMATION

         THE RETIREMENT PLAN MUST ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE INVESTMENT UNITS. INCLUDE, AS NECESSARY, DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN, AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

V.       SIGNATURE

         The Signature Page to this Questionnaire is contained on page E-5, entitled Retirement Plan Signature Page.

                         RETIREMENT PLAN SIGNATURE PAGE

                         INDUSTRIAL IMAGING CORPORATION

         Your signature on this RETIREMENT PLAN Signature Page evidences the agreement by the RETIREMENT PLAN to be bound by the Questionnaire and the Subscription Agreement.

1. The undersigned RETIREMENT PLAN represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify the Company (contact at 508-937- 5400) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN's subscription and will promptly send the Company written confirmation of such change.

2. The undersigned RETIREMENT PLAN hereby certifies that it has read and understands this Subscription Agreement.

3. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Subscription Agreement on behalf of the RETIREMENT PLAN has been duly authorized to acquire the Investment Units and sign this Subscription Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Investment Units and enter into this Subscription Agreement.


______________________________________
Number of Investment Units applied for     Date: _______________________________

                                           _____________________________________
                                           Name Retirement Plan
                                           (Please Type or Print)

                                           By: _________________________________
                                               Signature

                                           Name: _______________________________
                                                 (Please Type or Print)

                                           Title: ______________________________
                                                  (Please Type or Print)

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.